Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

On August 17, 2026 (the “Merger Closing Date”), (i) AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), merged (such merger, the “Initial Merger”) with and into Canopy Merger Sub LLC, a Maryland limited liability company (“Merger Sub”), with Merger Sub surviving as a direct, wholly owned subsidiary of Vivmark Residential (formerly known as Equity Residential), a Maryland real estate investment trust (“Vivmark Residential” or the "Company"), pursuant to the Agreement and Plan of Merger, dated as of May 20, 2026, by and among Vivmark Residential, ERP Operating Limited Partnership, an Illinois limited partnership (“ERPOP”), Merger Sub and AvalonBay (the "Merger Agreement"), and (ii) following the closing of the Initial Merger, Merger Sub merged (such merger, the “Subsequent Merger,” and, together with the Initial Merger, the “Merger”) with and into ERPOP, with ERPOP remaining as the surviving entity.

On the Merger Closing Date, each outstanding share of AvalonBay common stock was converted into 2.793 Vivmark Residential common shares (the “Exchange Ratio”), resulting in legacy Equity Residential shareholders and former AvalonBay stockholders owning approximately 49% and 51% of Vivmark Residential, respectively. The Merger was accounted for as a reverse acquisition, whereby Equity Residential was the legal acquirer and AvalonBay was the accounting acquirer due to various factors including that legacy AvalonBay stockholders hold the largest portion of the ownership percentage in the Company and legacy AvalonBay senior management, including its Chief Executive Officer and President, comprise the majority of the executive management team of the Company. In connection with the closing of the Merger, the company changed its name from Equity Residential to Vivmark Residential.

The Company is the sole general partner of ERPOP and, as of September 30, 2026, owned an approximate 98.7% ownership interest in ERPOP. The remaining approximate 1.3% interest is owned by limited partners. Partnership interests in ERPOP ("ERPOP Units") can be exchanged on a one-for-one basis with common shares of beneficial interest, par value $0.01 per share, of the Company ("Company Common Shares"). As the sole general partner, the Company has exclusive control of ERPOP’s day-to-day management.

As a result of the reverse acquisition accounting treatment, the historical consolidated financial statements of the Company reflect the historical financial results of AvalonBay prior to the Merger Closing Date and the combined financial results of AvalonBay and Equity Residential subsequent to the Merger Closing Date. The assets acquired and liabilities assumed from legacy Equity Residential were recognized at their estimated fair values as of the Merger Closing Date.

Pro Forma Information

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations, which we also refer to as the unaudited pro forma financial information, for the year ended December 31, 2025 and the nine months ended September 30, 2026 have been prepared as if the Merger had occurred on January 1, 2025.

The unaudited pro forma financial information combines the historical results of operations of AvalonBay and Equity Residential, adjusted to give effect to the Merger and related transactions. For the nine months ended September 30, 2026, the historical results of the Company and ERPOP include the results of operations of AvalonBay prior to the Merger Closing Date and the combined results of operations of AvalonBay and Equity Residential/ERPOP subsequent to the Merger Closing Date. Accordingly, the unaudited pro forma financial information includes the historical results of operations of legacy Equity Residential for the period prior to the Merger Closing Date, together with the applicable pro forma adjustments, as if the Merger had occurred on January 1, 2025.

This report combines the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company and ERPOP, as management believes that combining them into a single report provides the following benefits:

•
enhances investors' understanding of the Company by enabling investors to view the business as a whole in the same manner as management views and operates the business;
•
eliminates duplicative disclosure and provides a more streamlined and readable presentation since a substantial portion of the disclosure applies to both the Company and ERPOP; and
•
creates time and cost efficiencies through the preparation of one combined report instead of two separate reports.

Unaudited pro forma condensed consolidated balance sheets of the Company and ERPOP as of September 30, 2026 are not presented because the effects of the Merger are reflected in the historical consolidated balance sheets of the Company and ERPOP included in their combined Quarterly Report on Form 10-Q filed on November 9, 2026.

Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying "Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements." The pro forma adjustments and preliminary fair value measurements are based on estimates and information currently available. The allocation of the purchase price to the identifiable assets acquired and liabilities assumed remains preliminary and is subject to adjustment as additional information becomes available during the measurement period.

The pro forma information has been prepared in accordance with Article 11 of Regulation S-X, as promulgated by the Securities and Exchange Commission ("SEC"), as amended by the SEC's final rule, Release No. 33-10786, "Amendments to Financial Disclosures about Acquired and Disposed Businesses." All significant adjustments necessary to reflect the effects of the Merger are based on reasonable estimates using information currently available. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the combined operating results that would have occurred if the Merger had been consummated on January 1, 2025, nor is it necessarily indicative of future operating results of the Company and ERPOP.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations, although helpful in illustrating the results of operations of the Company and ERPOP under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue and any costs necessary to earn additional revenue, or other factors that may result as a consequence of the Merger and do not attempt to predict or suggest future results.

You are urged to read the pro forma information below together with the historical audited and unaudited consolidated financial statements of each of AvalonBay and Equity Residential and the related notes thereto, as well as the historical consolidated financial statements of the Company and ERPOP for the nine months ended September 30, 2026.

VIVMARK RESIDENTIAL

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Nine months ended September 30, 2026
(in thousands, except per share data)

	Vivmark Residential Historical	Equity Residential Historical: Pre-Merger (A)	Pro Forma Merger Adjustments		Other Pro Forma Adjustments	Vivmark Residential Pro Forma

REVENUES
Rental income	$2,737,962	$1,959,259	$—		$—	$4,697,221
Management, development and other fees	5,568	571	—		—	6,139
Total revenues	2,743,530	1,959,830	—		—	4,703,360

EXPENSES
Property operating, excluding property taxes	559,223	398,022	819	(C)	—	958,064
Property taxes	327,715	253,073	9	(D)	—	580,797
Property management	136,471	88,490	—		—	224,961
General and administrative	167,521	105,237	—		—	272,758
Expensed development and pursuit costs	16,042	8,208	—		—	24,250
Transaction costs	476,688	5,832	—		—	482,520
Depreciation	1,364,056	577,920	(538,913)	(F)	—	1,403,063
Interest expense	268,652	206,556	25,832	(G)	—	501,040
Casualty and impairment loss	6,993	—	—		—	6,993
Total expenses	3,323,361	1,643,338	(512,253)		—	4,454,446

Gain (loss) on sale of communities	287,877	(16,790)	—		—	271,087
Income (loss) from unconsolidated real estate investments	(6,286)	(4,963)	(2,091)	(H)	—	(13,340)
Non-operating gains (losses)	5,516	10,894	—		—	16,410
Other income (expense), net	29,933	2,988	—		—	32,921
Income (loss) before income taxes	(262,791)	308,621	510,162		—	555,992
Tax benefit (expense)	832	(68)	—		—	764
Net income (loss)	(261,959)	308,553	510,162		—	556,756
Net (income) loss attributable to noncontrolling interests:
Operating Partnership and DownREIT Units	7,294	(6,554)	(8,061)	(I)	—	(7,321)
Partially Owned Communities	966	(2,239)	220	(J)	—	(1,053)
Net income (loss) attributable to controlling interests	(253,699)	299,760	502,321		—	548,382
Preferred distributions	(355)	(711)	—		—	(1,066)
Net income (loss) available to Common Shares	$(254,054)	$299,049	$502,321		$—	$547,316

Earnings per share – basic:
Net income (loss) available to Common Shares	$(0.56)					$0.70	(K)
Weighted average Common Shares outstanding	455,953					788,878	(K)

Earnings per share – diluted:
Net income (loss) available to Common Shares	$(0.57)					$0.70	(K)
Weighted average Common Shares outstanding	457,324					790,249	(K)

VIVMARK RESIDENTIAL

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 31, 2025
(in thousands, except per share data)

	AvalonBay Historical (A)	Equity Residential Historical (A)	Pro Forma Merger Adjustments		Other Pro Forma Adjustments		Vivmark Residential Pro Forma

REVENUES
Rental income	$3,033,683	$3,093,534	$—		$—		$6,127,217
Management, development and other fees	7,042	1,099	—		—		8,141
Total revenues	3,040,725	3,094,633	—		—		6,135,358

EXPENSES
Property operating, excluding property taxes	623,441	613,459	1,295	(C)	—		1,238,195
Property taxes	342,743	401,060	26	(D)	—		743,829
Property management	154,591	127,061	—		—		281,652
General and administrative	86,709	121,645	—		—		208,354
Expensed development and pursuit costs	10,846	7,815	—		—		18,661
Transaction costs	—	—	—		4,232	(E)	4,232
Depreciation	913,376	1,010,712	2,158,084	(F)	—		4,082,172
Interest expense	268,976	315,567	46,001	(G)	—		630,544
Casualty and impairment loss	1,276	—	—		—		1,276
Total expenses	2,401,958	2,597,319	2,205,406		4,232		7,208,915

Gain (loss) on sale of communities	335,713	626,388	—		—		962,101
Income (loss) from unconsolidated real estate investments	464	(17,206)	(26,997)	(H)	—		(43,739)
Non-operating gains (losses)	43,365	23,984	—		—		67,349
Other income (expense), net	37,271	21,549	—		—		58,820
Income (loss) before income taxes	1,055,580	1,152,029	(2,232,403)		(4,232)		(29,026)
Tax benefit (expense)	1,019	(80)	—		—		939
Net income (loss)	1,056,599	1,151,949	(2,232,403)		(4,232)		(28,087)
Net (income) loss attributable to noncontrolling interests:
Operating Partnership and DownREIT Units	(5,298)	(27,405)	27,889	(I)	45	(I)	(4,769)
Partially Owned Communities	—	(4,455)	(10,648)	(J)	—		(15,103)
Net income (loss) attributable to controlling interests	1,051,301	1,120,089	(2,215,162)		(4,187)		(47,959)
Preferred distributions	—	(1,422)	—		—		(1,422)
Net income (loss) available to Common Shares	$1,051,301	$1,118,667	$(2,215,162)		$(4,187)		$(49,381)

Earnings per share – basic:
Net income (loss) available to Common Shares	$7.40	$2.95					$(0.06)	(K)
Weighted average Common Shares outstanding	141,739	379,610					775,488	(K)

Earnings per share – diluted:
Net income (loss) available to Common Shares	$7.40	$2.94					$(0.06)	(K)
Weighted average Common Shares outstanding	142,826	390,411					789,325	(K)

ERP OPERATING LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Nine months ended September 30, 2026
(in thousands, except per Unit data)

	ERPOP Historical	ERPOP Historical: Pre-Merger (A)	Pro Forma Merger Adjustments		Other Pro Forma Adjustments	ERPOP Pro Forma

REVENUES
Rental income	$2,737,962	$1,959,259	$—		$—	$4,697,221
Management, development and other fees	5,568	571	—		—	6,139
Total revenues	2,743,530	1,959,830	—		—	4,703,360

EXPENSES
Property operating, excluding property taxes	559,223	398,022	819	(C)	—	958,064
Property taxes	327,715	253,073	9	(D)	—	580,797
Property management	136,471	88,490	—		—	224,961
General and administrative	167,521	105,237	—		—	272,758
Expensed development and pursuit costs	16,042	8,208	—		—	24,250
Transaction costs	476,688	5,832	—		—	482,520
Depreciation	1,364,056	577,920	(538,913)	(F)	—	1,403,063
Interest expense	268,652	206,556	25,832	(G)	—	501,040
Casualty and impairment loss	6,993	—	—		—	6,993
Total expenses	3,323,361	1,643,338	(512,253)		—	4,454,446

Gain (loss) on sale of communities	287,877	(16,790)	—		—	271,087
Income (loss) from unconsolidated real estate investments	(6,286)	(4,963)	(2,091)	(H)	—	(13,340)
Non-operating gains (losses)	5,516	10,894	—		—	16,410
Other income (expense), net	29,933	2,988	—		—	32,921
Income (loss) before income taxes	(262,791)	308,621	510,162		—	555,992
Tax benefit (expense)	832	(68)	—		—	764
Net income (loss)	(261,959)	308,553	510,162		—	556,756
Net (income) loss attributable to noncontrolling interests:
DownREIT Units	(1,457)	—	—		—	(1,457)
Partially Owned Communities	966	(2,239)	220	(J)	—	(1,053)
Net income (loss) attributable to controlling interests	$(262,450)	$306,314	$510,382		$—	$554,246

ALLOCATION OF NET INCOME (LOSS):
Preference Units	$355	$711	$—		$—	$1,066

General Partner	$(254,054)	$299,049	$502,321		$—	$547,316
Limited Partners	(8,751)	6,554	8,061	(I)	—	5,864
Net income (loss) available to Units	$(262,805)	$305,603	$510,382		$—	$553,180

Earnings per Unit – basic:
Net income (loss) available to Units	$(0.57)					$0.70	(L)
Weighted average Units outstanding	457,324					790,249	(L)

Earnings per Unit – diluted:
Net income (loss) available to Units	$(0.57)					$0.70	(L)
Weighted average Units outstanding	457,324					790,249	(L)

ERP OPERATING LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 31, 2025
(in thousands, except per Unit data)

	AvalonBay Historical (A)(B)	ERPOP Historical (A)	Pro Forma Merger Adjustments		Other Pro Forma Adjustments		ERPOP Pro Forma

REVENUES
Rental income	$3,033,683	$3,093,534	$—		$—		$6,127,217
Management, development and other fees	7,042	1,099	—		—		8,141
Total revenues	3,040,725	3,094,633	—		—		6,135,358

EXPENSES
Property operating, excluding property taxes	623,441	613,459	1,295	(C)	—		1,238,195
Property taxes	342,743	401,060	26	(D)	—		743,829
Property management	154,591	127,061	—		—		281,652
General and administrative	86,709	121,645	—		—		208,354
Expensed development and pursuit costs	10,846	7,815	—		—		18,661
Transaction costs	—	—	—		4,232	(E)	4,232
Depreciation	913,376	1,010,712	2,158,084	(F)	—		4,082,172
Interest expense	268,976	315,567	46,001	(G)	—		630,544
Casualty and impairment loss	1,276	—	—		—		1,276
Total expenses	2,401,958	2,597,319	2,205,406		4,232		7,208,915

Gain (loss) on sale of communities	335,713	626,388	—		—		962,101
Income (loss) from unconsolidated real estate investments	464	(17,206)	(26,997)	(H)	—		(43,739)
Non-operating gains (losses)	43,365	23,984	—		—		67,349
Other income (expense), net	37,271	21,549	—		—		58,820
Income (loss) before income taxes	1,055,580	1,152,029	(2,232,403)		(4,232)		(29,026)
Tax benefit (expense)	1,019	(80)	—		—		939
Net income (loss)	1,056,599	1,151,949	(2,232,403)		(4,232)		(28,087)
Net (income) loss attributable to noncontrolling interests:
DownREIT Units	(5,298)	—	—		—		(5,298)
Partially Owned Communities	—	(4,455)	(10,648)	(J)	—		(15,103)
Net income (loss) attributable to controlling interests	$1,051,301	$1,147,494	$(2,243,051)		$(4,232)		$(48,488)

ALLOCATION OF NET INCOME (LOSS):
Preference Units	$—	$1,422	$—		$—		$1,422

General Partner	$1,051,301	$1,118,667	$(2,215,162)		$(4,187)		$(49,381)
Limited Partners	—	27,405	(27,889)	(I)	(45)	(I)	(529)
Net income (loss) available to Units	$1,051,301	$1,146,072	$(2,243,051)		$(4,232)		$(49,910)

Earnings per Unit – basic:
Net income (loss) available to Units	$7.40	$2.95					$(0.06)	(L)
Weighted average Units outstanding	142,826	389,101					789,325	(L)

Earnings per Unit – diluted:
Net income (loss) available to Units	$7.40	$2.94					$(0.06)	(L)
Weighted average Units outstanding	142,826	390,411					789,325	(L)

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Basis of Pro Forma Presentation

For purposes of the Unaudited Pro Forma Condensed Consolidated Financial Statements, which we refer to as the unaudited pro forma financial statements, the Merger has been accounted for as a reverse acquisition, with AvalonBay considered the accounting acquirer and Equity Residential considered the legal acquirer. The consideration transferred in connection with the Merger was approximately $24.7 billion, as further discussed in Note 3, "Purchase Price and Consideration." The allocation of the purchase price to the assets acquired and liabilities assumed from Equity Residential remains provisional, as discussed in Note 4, "Provisional Purchase Price Allocation."

The unaudited pro forma financial statements give effect to the Merger as if it had occurred on January 1, 2025. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025 combines the historical results of AvalonBay and Equity Residential/ERPOP for the full year, adjusted to give effect to the Merger. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2026 combines the historical results of Vivmark Residential/ERPOP, which include the operations of AvalonBay prior to the Merger Closing Date and the combined operations of AvalonBay and Equity Residential/ERPOP subsequent to the Merger Closing Date, with the historical results of Equity Residential/ERPOP for the period from January 1, 2026 through August 16, 2026, adjusted to give effect to the Merger.

The unaudited pro forma financial statements included herein do not give effect to any synergies or dis-synergies, potential cost reductions or other operating efficiencies expected to result from the Merger.

Certain reclassifications have been reflected in the unaudited pro forma financial statements to conform the historical financial information of AvalonBay and Equity Residential to the Company's financial statement presentation.

(A)
Equity Residential's/ERPOP's historical pre-Merger results included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2026 reflect operations for the period from January 1, 2026 through August 16, 2026, the day prior to the Merger Closing Date.

The historical amounts presented for AvalonBay and Equity Residential/ERPOP included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2025 contain certain reclassifications to conform to the Company's financial statement presentation, as detailed in the tables below.

Statement of Operations:

•
Total revenues: Certain amounts historically included in Equity Residential's Interest and other income and Rental income have been reclassified to conform to the Company's Total revenues.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Rental and other income (historical)	$3,033,683	$—
Management, development and other fees (historical)	7,042	—
Rental income (historical)	—	3,093,959
Reclassifications	—	674
Total revenues, as presented	$3,040,725	$3,094,633

•
Property operating, excluding property taxes: Certain amounts historically included in AvalonBay's Operating expenses, excluding property taxes, primarily related to property management and other indirect operating expenses, have been reclassified to conform to the Company's Property operating, excluding property taxes. Certain amounts historically included in Equity Residential's Property and maintenance, as well as insurance expenses from Real estate taxes and insurance and certain Other expenses primarily related to advocacy costs, have also been reclassified to conform to the Company's Property operating, excluding property taxes.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Operating expenses, excluding property taxes (historical)	$778,171	$—
Property and maintenance (historical)	—	564,704
Reclassifications	(154,730)	48,755
Property operating, excluding property taxes, as presented	$623,441	$613,459
•
Property taxes: Insurance expenses historically included in Equity Residential's Real estate taxes and insurance have been reclassified to conform to the Company's Property taxes.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Property taxes (historical)	$342,743	$—
Real estate taxes and insurance (historical)	—	450,454
Reclassifications	—	(49,394)
Property taxes, as presented	$342,743	$401,060

•
Property management: Certain amounts historically included in AvalonBay's Operating expenses, excluding property taxes, primarily related to property management and other indirect operating expenses, have been reclassified to conform to the Company's Property management. Certain amounts historically included in Equity Residential's Property management, primarily related to corporate ledger allocations, have been reclassified to General and administrative to conform to the Company’s Property management.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Property management (historical)	$—	$133,369
Reclassifications	154,591	(6,308)
Property management, as presented	$154,591	$127,061
•
General and administrative: Certain amounts historically included in AvalonBay's General and administrative expense have been reclassified to conform to the Company’s Tax benefit (expense). Certain amounts historically included in Equity Residential's Other expenses and Property management, primarily related to litigation settlement costs and corporate ledger allocations, have been reclassified to conform to the Company’s General and administrative.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
General and administrative (historical)	$86,679	$65,280
Reclassifications	30	56,365
General and administrative, as presented	$86,709	$121,645
•
Expensed development and pursuit costs: Certain amounts historically included in Equity Residential's Other expenses, primarily related to pursuit project costs, have been reclassified to conform to the Company's Expensed development and pursuit costs.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Expensed transaction, development and other pursuit costs, net of recoveries (historical)	$10,846	$—
Reclassifications	—	7,815
Expensed development and pursuit costs, as presented	$10,846	$7,815
•
Depreciation: Certain amounts historically included in Equity Residential's General and administrative, primarily related to software amortization, have been reclassified to conform to the Company's Depreciation.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Depreciation (historical)	$913,376	$1,010,400
Reclassifications	—	312
Depreciation, as presented	$913,376	$1,010,712
•
Interest expense: Certain amounts historically included in Avalonbay’s Interest expense, net primarily related to interest income have been reclassified to the Company’s Other income (expense), net.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Interest expense incurred, net (historical)	$259,181	$306,798
Amortization of deferred financing costs (historical)	—	8,768
Reclassifications	9,795	1
Interest expense, as presented	$268,976	$315,567
•
Income (loss) from unconsolidated real estate investments: Certain amounts historically included in Avalonbay’s Income from unconsolidated investments, primarily related to gains and losses in investments in third-party property technology and sustainability focused companies through investment management funds have been reclassified to conform to the Company’s Income (loss) from unconsolidated real estate investments. Certain amounts historically included in Equity Residential's Income (loss) from investments in unconsolidated entities, primarily related to net gain (loss) on sales of unconsolidated entities and net gain (loss) from investments in technology and sustainability focused joint ventures, have been reclassified to conform to the Company's Income (loss) from unconsolidated real estate investments.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Income from unconsolidated investments (historical)	$39,691	$—
Income (loss) from investments in unconsolidated entities (historical)	—	(18,915)
Reclassifications	(39,227)	1,709
Income (loss) from unconsolidated real estate investments, as presented	$464	$(17,206)
•
Non-operating gains (losses): Certain amounts historically included in Avalonbay’s Income from unconsolidated investments, primarily related to gains and losses in investments in third-party property technology and sustainability focused companies through investment management funds have been reclassified to conform to the Company’s Non-operating gains (losses). Certain amounts historically included in Equity Residential's Interest and other income, Net gain (loss) on sales of unconsolidated entities and Income (loss) from investments in unconsolidated entities, primarily related to realized and unrealized gain/(loss) on investment securities, gain (loss) on sales of unconsolidated entities and net gain (loss) from investments in technology and sustainability focused joint ventures, have been reclassified to conform to the Company's Non-operating gains (losses).

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Other real estate activity (historical)	$4,131	$—
Net gain (loss) on sales of land parcels (historical)	—	(80)
Reclassifications	39,234	24,064
Non-operating gains (losses), as presented	$43,365	$23,984
•
Other income (expense), net: Certain amounts historically included in AvalonBay’s Interest expense, net related to interest income have been reclassified to conform to the Company’s Other income (expense), net. Certain amounts historically included in Equity Residential’s Interest and other income and Other expenses have been reclassified to conform to the Company’s Other income (expense), net.

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Structured Investment Program interest income (historical)	$27,476	$—
Interest and other income (historical)	—	52,440
Other expenses (historcial)	—	(60,485)
Reclassifications	9,795	29,594
Other income (expense), net, as presented	$37,271	$21,549
•
Tax benefit (expense): Certain amounts historically included in AvalonBay's Operating expenses, excluding property taxes and General and administrative expense have been reclassified to conform to the Company’s Tax benefit (expense). Certain amounts historically included in Equity Residential's Income and other tax (expense) benefit, primarily related to franchise taxes, gross receipts taxes, and use taxes, have been reclassified to conform to the Company's Tax benefit (expense).

	Year Ended December 31, 2025
	AvalonBay	Equity Residential
Income tax benefit (expense) (historical)	$1,135	$—
Income and other tax (expense) benefit (historical)	—	(1,585)
Reclassifications	(116)	1,505
Tax benefit (expense), as presented	$1,019	$(80)
(B)
The AvalonBay historical presentation includes reclassification of certain AvalonBay financial statement line items to conform to the presentation of a limited partnership as described below:

Statement of Operations:

•
AvalonBay's presentation included Net income attributable to common shareholders of $1.1 billion for the year ended December 31, 2025. This amount has been reclassified as Net income attributable to controlling interests, Allocation of net income to General Partner, and Net income available to Units.

Transaction Costs

For purposes of the pro forma information, adjustments for the estimated transaction costs for the Merger have been included. The estimated transaction costs ("Transaction Costs") for the Company are approximately $725.0 million in the aggregate, comprised of (i) real estate transfer taxes, (ii) advisory fees, (iii) legal and accounting and other professional fees, (iv) financing costs, (v) change-in-control and severance payments for employees not expected to continue with the Company as well as retention payments for various employees and (vi) integration costs.

The following table summarizes the estimated Transaction Costs and the remaining Transaction Costs reflected in the unaudited pro forma financial statements (in thousands):

Total estimated Transaction Costs	$725,000
Transaction Costs incurred and included in the Company's historical financial statements as of and for the nine months ended September 30, 2026	(568,837)
Remaining estimated Transaction Costs	156,163
Less: Estimated integration/compensation costs remaining to be incurred (1)	(151,931)
Remaining estimated Transaction Costs reflected in pro forma adjustments	$4,232

(1)
Includes estimated costs to integrate technology systems, non-executive severance/retention and post-Merger transaction/integration stock grants and bonuses.

The remaining estimated Transaction Costs of $4.2 million have been reflected as an adjustment to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2025 and are assumed to be funded with cash on hand and available as of December 31, 2024. These costs are non-recurring items directly attributable to the Merger and are not expected to affect the Company's/ERPOP's results of operations beyond the twelve months following the Merger Closing Date. The remaining estimated Transaction Costs of $4.2 million do not reflect: (i) any remaining severance, redundancy or workforce reduction costs, (ii) technology, systems integration or data migration costs, (iii) any cost savings or operating synergies that the Company may realize following the Merger or the costs necessary to achieve such synergies or (iv) any dis-synergies that may result from the Merger. The estimated Transaction Costs are subject to change as additional information becomes available, and actual costs incurred may differ materially from these estimates.

Note 2: Significant Accounting Policies

The accounting policies used in the preparation of these unaudited pro forma financial statements are those set out in the Company’s/ERPOP's unaudited consolidated financial statements as of and for the nine months ended September 30, 2026 and AvalonBay’s and Equity Residential's/ERPOP's audited consolidated financial statements for the year ended December 31, 2025.

Certain reclassifications have been made to conform the historical financial information of AvalonBay and Equity Residential/ERPOP to the Company's financial statement presentation. See Note 1, "Basis of Pro Forma Presentation," for additional information regarding these reclassifications.

Note 3: Purchase Price and Consideration

Under the terms of the Merger Agreement, each share of AvalonBay common stock (other than the cancelled shares) issued and outstanding immediately prior to the Merger Closing Date was converted into the right to receive 2.793 Company Common Shares, resulting in approximately 772.7 million of Company Common Shares outstanding immediately following the Merger.

Because AvalonBay was the accounting acquirer, the consideration transferred was measured based on the fair value of the number of AvalonBay shares that AvalonBay would have had to issue to give Equity Residential shareholders 49% ownership of the Company. The unaudited pro forma financial information reflects the consideration transferred of approximately $24.7 billion in connection with the Merger, as calculated below (in thousands, except price per share):

Total initial common shares of the Company	772,714
Shares as adjusted by the Exchange Ratio	276,661
Less: Outstanding shares of AvalonBay	(142,612)
Hypothetical AvalonBay shares issued to acquire Equity Residential	134,049
AvalonBay closing share price as of August 14, 2026	$184.06
Consideration transferred	$24,673,053

Note 4: Provisional Purchase Price Allocation

The consideration transferred was allocated to the assets acquired and liabilities assumed from legacy Equity Residential based on their estimated fair values as of the Merger Closing Date. The fair value of the identifiable net assets acquired equaled the consideration transferred of approximately $24.7 billion, and no goodwill was recognized.

While the consideration transferred has been determined, the allocation of the purchase price remains provisional. The preliminary fair values of the assets acquired and liabilities assumed were based on a preliminary valuation prepared by an independent third-party valuation specialist, which utilized techniques including direct capitalization and market-based comparables, among others. The Company continues to review the assumptions, inputs, estimates and methodologies used by the third-party specialist to ensure reasonableness. The Company will record any measurement-period adjustments resulting from the finalization of its assessment in the period in which they are determined, not to exceed one year from the Merger Closing Date.

The following table summarizes the provisional fair values of the assets acquired and liabilities assumed (in thousands):

Land	$9,441,282
Building	19,787,630
In place leases	2,232,199
Furniture, fixtures and equipment	1,263,145
Projects under construction	65,415
Total real estate	32,789,671
Unconsolidated real estate investments and advances	339,055
Cash and cash equivalents	316,134
Restricted cash	108,447
Right of use lease assets	557,590
Prepaid expenses and other assets	287,493
Total assets acquired	34,398,390

Unsecured debt, net	(6,614,264)
Mortgage notes payable, net	(1,524,511)
Lease liabilities	(264,234)
Accounts payable and accrued expenses	(266,611)
Other liabilities	(333,888)
Less total liabilities assumed	(9,003,508)

Redeemable Noncontrolling Interests – Operating Partnership	(184,339)
Preferred Shares	(17,155)
SERP paid-in-capital	8,476
Other Noncontrolling Interests	(528,811)
Less total equity interests assumed	(721,829)

Total consideration	$24,673,053

Note 5: Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

No pro forma adjustment to Equity Residential's/ERPOP's historical revenue related to deferred straight-line rent or above/below market in place leases was recorded as the majority of leases have a term of one year or less and do not contain rent increases. Additionally, because residential leases reset to prevailing market rates at each annual renewal, in place residential rents approximate current market rents at the Merger Closing Date, with any above/below market variance limited to a remaining lease term of approximately six months or less, resulting in an immaterial fair value adjustment. With respect to Equity Residential's/ERPOP's non-residential leases, the impact of deferred straight-line rent and above/below market lease intangibles on revenue are likewise immaterial.

(C)
Property operating, excluding property taxes

Property operating expenses, excluding property taxes, was adjusted to reflect the change in amortization expense resulting from the fair value measurement of above/below market ground lease intangibles in connection with the Merger. These adjustments resulted in increases to property operating expenses of $0.8 million and $1.3 million for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively.

(D)
Property taxes

Property tax expense was adjusted to reflect the change in amortization expense resulting from the fair value measurement of real estate tax intangibles in connection with the Merger. These adjustments resulted in increases to property tax expense of approximately $9,000 and $26,000 for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively.

(E)
Transaction Costs

The expensed Transaction Costs adjustment of $4.2 million for the year ended December 31, 2025 is for estimated Transaction Costs in connection with the Merger, as described above.

(F)
Depreciation

Depreciation expense was adjusted to remove $1.2 billion and $1.0 billion of Equity Residential’s/ERPOP's historical depreciation expense and recognize $702.4 million and $3.2 billion of depreciation expense for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively. For purposes of these adjustments, the estimated depreciation expense recognized reflects the fair values of the real estate assets acquired and their respective components, utilizing an estimated useful life of 30 years for buildings, 8 years for site improvements, 5 years for furniture, fixtures and equipment, 6 months for residential in-place leases and 1 year for retail in-place leases, consistent with the Company's useful life policies.

(G)
Interest expense

Interest expense was adjusted to reflect the removal of certain historical amortization of debt discounts, deferred financing costs and deferred hedging gains and losses, and the recognition of amortization of premiums and discounts based on the estimated fair values of debt assumed in connection with the Merger. These adjustments resulted in increases to interest expense of $25.8 million and $46.0 million for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively.

(H)
Income (loss) from unconsolidated real estate investments

Income (loss) from unconsolidated real estate investments was adjusted to reflect the change in depreciation and amortization expense attributable to the Company's ownership interests in unconsolidated real estate investments resulting from the fair value measurement of the underlying assets in connection with the Merger. These adjustments resulted in decreases to income from unconsolidated real estate investments of $2.1 million and $27.0 million for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively.

(I)
Net (income) loss attributable to noncontrolling interests – Operating Partnership and DownREIT Units

Adjustments of $8.1 million and $27.9 million for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively, were made to the income (loss) allocated to ERPOP unitholders/limited partners based on the pro forma adjustments to net income (loss) and the changes in the estimated noncontrolling interest/limited partner ownership percentage in the Company.

Additionally, an adjustment of $45,000 for the year ended December 31, 2025 was made to the income (loss) allocated to ERPOP unitholders/limited partners based on the estimated Transaction Costs associated with the Merger and the changes in the estimated noncontrolling interest/limited partner ownership percentage in the Company.

(J)
Net (income) loss attributable to noncontrolling interests – Partially Owned Communities

Adjustments of $0.2 million and $10.6 million for the nine months ended September 30, 2026 and the year ended December 31, 2025, respectively, were made to the income (loss) allocated to noncontrolling interests in the partially owned communities consolidated by Equity Residential/ERPOP. The adjustments were calculated based on the net impact of purchase accounting adjustments to depreciation expense resulting from the fair value measurement of the underlying real estate in connection with the Merger.

Note 6: Pro Forma Net Income Available to Common Shareholders and Unitholders per Share/Unit

(K)
Earnings per share

Pro forma basic and diluted earnings per share are calculated using the weighted average number of Equity Residential common shares outstanding during the period as Equity Residential is the legal acquirer for the reverse acquisition. The Equity Residential common shares issued to legacy AvalonBay stockholders are included in the denominator for the full period presented, as the pro forma income statement assumes the Merger occurred on January 1, 2025. The weighted average shares attributable to legacy AvalonBay stockholders are calculated by multiplying the historical weighted average of AvalonBay common stock outstanding by the Exchange Ratio, converting them into a Company Common Share equivalent. The unaudited pro forma adjustment to earnings per share is as follows (in thousands, except per share data and the Exchange Ratio):

	Nine Months Ended September 30, 2026	Year Ended December 31, 2025

Numerator:
Net income (loss) attributable to shareholders - basic	$547,316	$(49,381)
Net income (loss) attributable to shareholders	$547,316	$(49,381)
Net income (loss) attributable to ERPOP Units	5,864	(529)
Net income (loss) attributable to shareholders – diluted	$553,180	$(49,910)

Denominator:
Weighted average common shares – basic	788,878	775,488
Effect of dilutive securities	1,371	13,837
Weighted average common shares – diluted	790,249	789,325
Earnings per share – basic	$0.70	$(0.06)
Earnings per share – diluted	$0.70	$(0.06)

Nine Months Ended September 30, 2026

Vivmark Residential weighted average common shares – basic	455,953
Additional legacy AvalonBay common shares to include weighting in the entire period	332,925
Adjusted Vivmark Residential weighted average common shares - basic	788,878
Vivmark Residential dilutive securities	1,371
Vivmark Residential weighted average common shares - diluted	790,249

Year Ended December 31, 2025

AvalonBay historical weighted average common shares – basic	141,739
Exchange Ratio	2.793
Adjusted AvalonBay weighted average common shares - basic	395,878
Equity Residential historical weighted average common shares - basic	379,610
Vivmark Residential weighted average common shares - basic	775,488
AvalonBay historical dilutive securities	1,087
Exchange Ratio	2.793
Adjusted AvalonBay dilutive securities	3,036
Equity Residential historical dilutive securities	10,801
Vivmark Residential dilutive securities	13,837
Vivmark Residential weighted average common shares - diluted	789,325

(L)
Earnings per Unit

Pro forma basic and diluted earnings per unit are calculated using the weighted average number of ERPOP Units outstanding during the period as ERPOP is the legal acquirer for the reverse acquisition. The ERPOP Units issued to AvalonBay stockholders are included in the denominator for the full period presented because the pro forma income statement assumes the Merger was consummated at the beginning of the period. The weighted average ERPOP Units attributable to AvalonBay stockholders are computed by multiplying the historical weighted average of AvalonBay common stock outstanding by the Exchange Ratio, converting them into an ERPOP Unit equivalent. The unaudited pro forma adjustment to earnings per Unit is as follows (in thousands, except per Unit data and the Exchange Ratio):

	Nine Months Ended September 30, 2026	Year Ended December 31, 2025

Numerator:
Net income (loss) attributable to unitholders - basic and diluted	$553,180	$(49,910)

Denominator:
Weighted average Units – basic and diluted	790,249	789,325
Earnings per Unit – basic	$0.70	$(0.06)
Earnings per Unit – diluted	$0.70	$(0.06)

Nine Months Ended September 30, 2026

ERPOP weighted average Units – basic	457,324
Additional legacy AvalonBay units to include weighting in the entire period	332,925
Adjusted ERPOP weighted average Units - basic and diluted	790,249

Year Ended December 31, 2025

AvalonBay historical weighted average Units – basic	141,739
Exchange Ratio	2.793
Adjusted AvalonBay weighted average Units - basic	395,878
ERPOP historical weighted average Units - basic	389,101
ERPOP weighted average Units - basic	784,979
AvalonBay historical dilutive securities	1,087
Exchange Ratio	2.793
Adjusted AvalonBay dilutive securities	3,036
ERPOP historical dilutive securities	1,310
ERPOP dilutive securities	4,346
ERPOP weighted average Units - diluted	789,325